UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549




                           FORM 8-K/A




                         CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934




                        January 19, 1999
        Date of Report (Date of Earliest Event Reported)

                    GLADSTONE RESOURCES, INC.


 State of Washington         1-1525              91-0234563
   (State or other      (Commission File        (IRS Employer
    Jurisdiction             Number)         Identification No.)
  of Incorporation)

     3500 Oak Lawn, Suite 590
          Dallas, Texas                             75219
(Address of Principal Executive Offices)          (Zip Code)

                          214.528.9721
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed since last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro forma financial information.

          Gladstone Resources, Inc.'s Unaudited Pro Forma Balance Sheet at December 31, 1998, Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996, and notes thereto, contained at pages 38-42 of its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, are hereby incorporated herein by reference.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GLADSTONE RESOURCES, INC.


                              By:  /s/ Katherine R. Murphy
                                   -------------------------
                                   Katherine R. Murphy
                                   Treasurer